STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (the "Option Agreement") is entered into as of the 6th day of March, 2002 by and between Joel Arberman (the "Stockholder"); and the persons whose signatures appear on the Counterpart Signature Pages of this Option Agreement (the "Optionees", and each of those persons individually, an "Optionee").

     WHEREAS, the Stockholder is a stockholder of PR Specialists, Inc. a Delaware corporation ("PR Specialists"), and currently owns
1,500,000 shares of common stock of PR Specialists;

     WHEREAS, PR Specialist's common stock currently trades on the over-the-counter bulletin board with an average bid/ask price of approximately $0.10 per share;

     WHEREAS, pursuant to the terms and conditions of that certain exchange agreement of even date hereof (the "PR Specialists/Servitrust Exchange Agreement"), a copy of which is attached hereto as Exhibit A, PR Specialists will exchange shares of its common stock for common stock of Servitrust Corp., a Florida corporation;

     WHEREAS, upon the closing of the PR Specialists/Servitrust Exchange Agreement (the "Closing Event"), the Stockholder wishes to sell and each Optionee wishes to purchase options, whereby during certain exercise dates, the Optionees will be provided the opportunity to purchase up to 1,350,000 of the Stockholder's shares of common stock of PR Specialists in exchange for cash consideration, all pursuant to the terms and conditions of this Option Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.   Grant of Option for Transfer of Shares of Stock.

     1.1 Stockholder's Option Grant for Transfer of Shares of Stock. In exchange for $35,000.00, the Stockholder shall grant and the Optionees shall acquire, an option (the "Option" or "Options"), whereby during the exercise periods (the "Exercise Periods") described on Schedule 1.1 attached hereto, the Optionees will be provided the opportunity to exercise such Options and purchase c ertain of the Stockholder's shares of common stock of PR Specialists in exchange for cash consideration, pursuant to the terms and conditions set forth on Schedule 1.1 attached hereto.

     1.2   Delivery of Stock.  Upon the execution of this Option
Agreement, the Stockholder shall deposit, or cause to be deposited, with the Exchange Agent (as described in the Escrow Agreement, attached hereto as Exhibit B, for the benefit of the Optionees, the Stockholder's certificate(s) representing the fully paid and nonassessable shares of

          Exhibit 99.2

common stock of PR Specialists subject to the Options that is to be exchanged for the consideration described in subparagraph 2.1 below.

     1.3 Exercise of Option. In the event an Optionee exercises any part or all of the Options described herein, upon such exercise, (i) the Exchange Agent shall deliver the Stockholder's certificates underlying the exercised Options to the Optionee by hand delivery or by depositing such in the United States mail, postage prepaid. At that same time, the Stockholder shall deliver properly executed stock powers, bank medallion signature guaranteed to the Optionee by hand delivery or by depositing such in the United States mail, postage prepaid.

     1.4 Effective Date. The effective date of the transactions described in this Option Agreement shall be the date of the Closing Event, so long as all of the conditions contained in paragraph 7 of this Option Agreement shall have been satisfied or waived as provided herein (the "Effective
Date").

     1.5 Further Assurances. From and after the Effective Date, the Stockholder and the Optionees shall (i) provide such further assurances to each other, (ii) execute and deliver all such further instruments and papers, (iii) provide such records and information and (iv) take such further action as may be appropriate to carry out the transactions contemplated by and to accomplish the purposes of this Option Agreement.

2.    Consideration for the Transfer of Shares of Stock.

      2.1  Cash Consideration for the Exercise of the Options.
As consideration for the exercise of the Options and the resulting transfer of shares of stock described in subparagraph 1.1 above, an Optionee shall transfer to the Stockholder, on the date the Optionee exercises such Option(s), the consideration described in Schedule 1.1 attached hereto.

     2.2 Delivery of Cash Consideration to the Stockholder. Upon an Optionee's exercise of an Option or Options during an Exercise Period, the Optionee shall deliver the applicable cash consideration described in subparagraph 2.1 to the Stockholder by hand delivery or by depositing such in the United States mail, postage prepaid, to the Stockholder.

     2.3 Exercise of Options. Subject to the limitations set forth in this Option Agreement, in order to exercise the Option or Options granted hereunder, the Optionee shall provide written notice to the Stockholder specifying the number of whole shares of the Stockholder's shares of common stock of PR Specialists the Optionee is purchasing. The written notice shall be provided to the Stockholder pursuant to the procedures described in subparagraph 11.7 below.

          Exhibit 99.2

3.    Additional Terms and Conditions.

      3.1 Adjustment. Notwithstanding any adjustments contemplated in the PR Specialists/Servitrust Exchange Agreement, in the event of a stock split, stock dividend, combination of shares or any other change in the common stock of PR Specialists, a dividend or other distribution payable in cash or property, or an exchange of the common stock of PR Specialists for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, liquidation or other similar event, the parties agree that appropriate, proportionate adjustments shall occur with respect to the subject matters and terms contained within this Option Agreement.

     3.2 Option Confers No Rights as Common Stockholder. An Optionee shall not be entitled to any privileges of ownership with respect to shares of common stock of PR Specialists subject to this Option Agreement unless and until such shares are purchased and delivered pursuant to the exercise of an Option or Options, in whole or in part, and the Optionee becomes a stockholder of record with respect to such delivered shares; and the Optionee shall not be considered a stockholder of PR Specialists with respect to any such shares not so purchased and delivered.

4.   Representations and Warranties of the Stockholder. The
Stockholder represents and warrants to the Optionees as follows:

     4.1 Title to Shares of Common Stock of PR Specialists. The Stockholder has good and marketable title to the number of shares of common stock of PR Specialists to be transferred to the Optionees pursuant to subparagraph 1.1 of this Option Agreement. There is no third party lien, claim or interest against such shares, currently or threatened, and such shares are unencumbered.

     4.2   Transferability of Shares of Common Stock of PR
Specialists. The Stockholder has full power and authority to transfer the shares of common stock of PR Specialists to be transferred to the Optionees pursuant to this Option
Agreement, and the execution, delivery and performance of this Option Agreement does not require the consent, approval or authorization of any third party, including any governmental authority.

     4.3 No Conflict. The execution and delivery of this Option Agreement and the consummation of the transactions contemplated hereby shall not result in a breach of, or constitute a default under or a violation of the provisions of any agreement or other instrument to which the Stockholder is a party or by which the Stockholder is bound or of any law, ordinance, regulation, decree or order applicable to the Stockholder, and shall not conflict with any provision of PR Specialists's articles of incorporation, bylaws or other similar documents.

     4.4   No Brokers.   All negotiations relative to the
execution and delivery of this Option Agreement and the consummation of the transactions contemplated hereby have

          Exhibit 99.2

been carried on by each Stockholder in a manner directly with the Optionees, without the intervention of any other person, and shall not give rise to any valid claim against any of the parties for any finder's fee, brokerage commission or similar payment.

     4.5   No Untrue Statements.   In connection with the
execution and delivery of this Option Agreement and the consummation of the transactions contemplated hereby, no statement the Stockholder has made in this Option Agreement, and no written statement contained in any certificate, schedule or other document required to be furnished by the Stockholder to the Optionees pursuant to this Option Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements not misleading.

     4.6 Acknowledgment. The Stockholder acknowledges that the Stockholder has had the benefit of financial and legal advisors with respect to this Option Agreement and that the Stockholder is not relying upon the Optionees or any person on behalf of or retained by the Optionees for any disclosure of information with respect to this Option Agreement. Notwithstanding, nothing in this subparagraph
4.6 shall be a defense to or mitigation of any breach by an Optionee of the Optionee's representations and warranties set forth in this Option Agreement.

5.   Representations and Warranties of the Optionee. Each
Optionee represents and warrants to the Stockholder as follows:

     5.1 Transferability of Consideration. On the Effective Date, the Optionee shall have full power and authority to transfer to the Stockholder the consideration to be transferred to the Stockholder pursuant to subparagraph 1.1 of this Option Agreement. The execution, delivery and performance of this Option Agreement does not require the consent, approval or authorization of any third party, including any governmental authority.

     5.2 No Conflict. The execution and delivery of this Option Agreement and the consummation of the transactions contemplated hereby shall not result in a breach of, or constitute a default under or a violation of the provisions of any agreement or other instrument to which the Optionee is a party or by which the Optionee is bound or of any law, ordinance, regulation, decree or order applicable to the Optionee.

     5.3 No Brokers. All negotiations relative to the execution and delivery of this Option Agreement and the consummation of the transactions contemplated hereby have been carried on by the Optionee in a manner directly with each Stockholder, without the intervention of any other person, and shall not give rise to any valid claim against any of the parties for any finder's fee, brokerage commission or similar payment.

          Exhibit 99.2

     5.4 No Untrue Statements. In connection with the execution and delivery of this Option Agreement and the consummation of the transactions contemplated hereby, no statement the Optionee has made in this Option Agreement, and no written statement contained in any certificate, schedule or other document required to be furnished by the Optionee to the Stockholder pursuant to this Option Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements not misleading.

6.   Additional Representations and Warranties.

     6.1   Economic Risk; Sophistication. The Optionees and the
Stockholder represent and warrant that they (i) fully understand the nature, scope and duration of this Option
Agreement, and (ii) have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of entering into this Option Agreement, and therefore have the capacity to protect their own interests in connection therewith.

7.   Conditions to Closing.

     7.1 The obligation of the Stockholder to consummate the transactions contemplated in this Option Agreement with each Optionee is subject to the fulfillment or written waiver by the Stockholder prior to or as of the Effective
Date of each of the following conditions:

     (a) Representations and Warranties. All representations and warranties set forth in this Option Agreement shall be true and correct as of the date of this Option
Agreement and as of the Effective Date, as though made as of the Effective Date (except for representations and warranties that, by their express terms, speak to some other date)

     (b) Performance. The Optionees shall have performed in all material respects all obligations required to be performed by it under this Option Agreement at or prior to the Effective Date.

     7.2 The obligation of each Optionee to consummate the transactions contemplated in this Option Agreement is subject to the fulfillment or written waiver by an Optionee prior to or as of the Effective Date of each of the following conditions:

     (a) Representations and Warranties. All representations and warranties set forth in this Option Agreement shall be true and correct as of the date of this Option Agreement and as of the Effective Date, as though made as of the Effective Date (except for representations and warranties that, by their express terms, speak to some other date).

          Exhibit 99.2

     (b) Performance. The Stockholder shall have performed in all material respects all obligations required to be performed by it under this Option Agreement at or prior to the Effective Date.

8.   Transfer Documents. The Stockholder and the Optionees shall
(i) make such other agreements and execute such other documents as the parties determine necessary to effectuate the transactions contemplated by this Option Agreement, and
(ii) provide the other party with such additional information and documents as may reasonably be requested in connection with the securities exchanged hereunder, including information necessary to substantiate the tax basis of such securities.

9. Mutual Representation and Warranty. The Stockholder and the Optionees represent and warrant to each other that this Option Agreement is the legal, valid and binding obligation of each party hereto, enforceable against each Optionee or the Stockholder, as the case may be, in accordance with the terms hereof.

10.  Termination and Effect.

     10.1 Mutual Consent. This Option Agreement may be terminated and the transactions contemplated herein may be abandoned if, at any time prior to the Effective Date, by mutual consent of the Optionees and the Stockholder.

     10.2 Failure to Close. This Option Agreement shall be terminated and the transactions contemplated herein shall be abandoned if the Closing Event does not occur by April 30, 2002 (the "Termination Date"), which is the "Drop Dead Date" described in the PR Specialists/Servitrust Exchange
Agreement. The parties agree, however, that in the event the parties to the PR Specialists/Servitrust Exchange
Agreement agree to extend such "Drop Dead Date", then the Termination Date described in this subparagraph 10.2 shall be extended to the date which is the same date as the extended "Drop Dead Date".

     10.3  Effect of Termination. In the event this Option
Agreement is terminated and the transactions contemplated herein are abandoned for any reason other than as set forth in subparagraphs 10.1 or 10.2 hereof, such termination will not relieve the breaching party from liability for any willful breach of this Agreement giving rise to such termination.

11.  Miscellaneous.

     11.1 Survival of Representations and Warranties; Limitation of Liability. The representations and warranties of each of the parties contained herein shall survive the execution and delivery hereof, and performance of obligations hereunder, and continue in full force and effect forever hereafter (subject to any applicable statutes of limitations).

          Exhibit 99.2

     11.2 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties and their respective successors, assigns, heirs or legal representatives, as the case may be.

     11.3 Entire Agreement. This Option Agreement (including the documents referred to herein and the Schedules hereto) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof.

     11.4 Succession and Assignment. This Option Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors, assigns, heirs or legal representatives, as the case may be.

     11.5 Counterparts. This Option Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     11.6 Headings. The paragraph and subparagraph headings contained in this Option Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Option Agreement.

     11.7 Notices. Any notice, request, demand, or communication required or permitted to be given by any provision of this Agreement shall be deemed to have been delivered, given, and received for all purposes if written and if (i) delivered personally, by facsimile, or by courier or delivery service, at the time of such delivery; or (ii) directed by registered or certified United States mail, postage and charges prepaid, addressed to the intended recipient, at the address specified below, two business days after such delivery to the United States Postal
Service.

     If to Stockholder:    Mr. Joel Arberman
                           6041 Pomegranate Lane
                           Woodland Hills, California 91367

     If to Optionee:       With respect to the Optionees, at the
                           address set forth next to their name
                           on Schedule 1.1.

     Any party may change the address to which notices are to be mailed by giving notice as provided herein to all other parties.

     11.8 Governing Law. This Option Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Florida.

          Exhibit 99.2

     11.9 Amendments and Waivers. No amendment of any provision of this Option Agreement shall be valid unless the same shall be in writing and signed by each of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     11.10 Severability. Any term or provision of this Option Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     11.11 Conflict of Terms. In the event of a conflict of terms and conditions between this Option Agreement and any other agreement, the terms and conditions of this Option
Agreement shall prevail.

     11.12  General Interpretive Principles. For purposes of this
Option Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) The terms defined in this Option Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;
     (b) Accounting terms not otherwise defined herein have the meanings given to them in accordance with generally accepted accounting principles;
     (c) References herein to "paragraphs", "subparagraphs" and other subdivisions without reference to a document are to designated paragraphs, subparagraphs and other subdivisions of this Option Agreement;
     (d) A reference to a subparagraph without further reference to a paragraph is a reference to such subparagraph as contained in the same paragraph in which the reference appears;
     (e) The words "herein", "hereof", "hereunder" and other words of similar import refer to this Option Agreement as a whole and not to any particular provision; and
     (f) The term "include" or "including" shall mean without limitation by reason of enumeration.

          Exhibit 99.2

     11.13 Incorporation of Schedules. The schedules identified in this Option Agreement are incorporated herein by reference and made a part hereof.

     In Witness, the parties have duly executed this Option Agreement as of the date first above written.

                                           STOCKHOLDER:


____________________                       ________________________
Name:_______________                       Joel Arberman



            [See Counterpart Signature Pages Attached]

          Exhibit 99.2

                  COUNTERPART SIGNATURE PAGE
                              TO
                    STOCK OPTION AGREEMENT
                   (the "Option Agreement")
                     dated March 6, 2002
                      between and among
                Joel Arberman, the Stockholder
                              and
              the Optionees whose signatures
      appear on the Counterpart Signature Pages thereto
      -------------------------------------------------

     By execution of this Counterpart Signature Page and upon acknowledgment by Joel Arberman, the Stockholder, the undersigned agrees to become a party to and be bound by the terms of the Option Agreement, and the undersigned shall be deemed an "Optionee" under the Option Agreement.


[Individuals]                        [Entities]

______________________________       __________________________________

                                     By:_______________________________
Name: ________________________       Name:_____________________________
                                     Title:____________________________
Date: __________________             Date:_____________________________


                           ACKNOWLEDGMENT:
                           ---------------

     Joel Arberman, the Stockholder, hereby acknowledges execution of this Counterpart Signature Page by the above Optionee(s).


                                      STOCKHOLDER:


                                      ____________________________
                                      Joel Arberman

          Exhibit 99.2

                            Schedule 1.1

                    Transfer of Shares of Stock

     Pursuant to the terms of the Option Agreement, on the Effective Date, in exchange for $35,000 cash, the Stockholder shall grant and each Optionee shall acquire, the Option(s), whereby during the Exercise Periods described below, each Optionee will be provided the opportunity to exercise such Option(s) and purchase the Stockholder's shares of common stock of PR Specialists in exchange for cash consideration, all pursuant to the terms and conditions set forth below.

     Pursuant to the terms of the Option Agreement, the Optionee (or his agent) agrees to deliver to the Stockholder (or his agent) all of the consideration set forth next to such Optionee's name. Also, pursuant to the terms of the Option Agreement, the Stockholder (or his agent) agrees to deliver to the Optionee (or his agent) the Stockholder's original PR Specialists common stock share certificates, along with any necessary stock transfer stamps and duly executed stock powers in a form satisfactory to the Optionee (or his agent).


Name and Address                 No of shares of    Per Share        Total             Exercise Period
of Optionee                      Stockholder's      Consideration    Consideration     From-To
                                 PR Specialists     to be Paid       to be Paid
                                 common stock       Upon Exercise    Upon Full
                                 under Option       Option $         Exercise of
                                                                     Option $
-------------------------------------------------------------------------------------------------------
Barry Kaplan                        27,551            $0.10             $2,755.10      5/1/02-7/5/02
934 N. University Drive, #158       27,551            $0.10             $2,755.10      7/6/02-8/5/02
Coral Springs, FL 33071             27,551            $0.10             $2,755.10      8/6/02-9/5/02
                                    27,551            $0.10             $2,755.10      9/6/02-10/6/02
                                    27,551            $0.10             $2,755.10      10/7/02-11/6/02
                                    27,551            $0.10             $2,755.10      11/7/02-12/7/02
                                    27,551            $0.10             $2,755.10      12/8/02-1/7/03
------------------------------------------------------------------------------------------------------
Allen W. Gelman                     27,551            $0.10             $2,755.10      5/1/02-7/5/02
728 NW 177th Avenue                 27,551            $0.10             $2,755.10      7/6/02-8/5/02
Pembroke Pines, FL 33029            27,551            $0.10             $2,755.10      8/6/02-9/5/02
                                    27,551            $0.10             $2,755.10      9/6/02-10/6/02
                                    27,551            $0.10             $2,755.10      10/7/02-11/6/02
                                    27,551            $0.10             $2,755.10      11/7/02-12/7/02
                                    27,551            $0.10             $2,755.10      12/8/02-1/7/03
------------------------------------------------------------------------------------------------------
Jeffery C. Taylor                   27,551            $0.10             $2,755.10      5/1/02-7/5/02
90 Edgewater Dr., PH 24             27,551            $0.10             $2,755.10      8/6/02-9/5/02
Coral Gables, FL 33133              27,551            $0.10             $2,755.10      7/6/02-8/5/02
                                    27,551            $0.10             $2,755.10      9/6/02-10/6/02
                                    27,551            $0.10             $2,755.10      10/7/02-11/6/02
                                    27,551            $0.10             $2,755.10      11/7/02-12/7/02
                                    27,551            $0.10             $2,755.10      12/8/02-1/7/03
------------------------------------------------------------------------------------------------------

          Exhibit 99.2

-------------------------------------------------------------------------------------------------------
Nelson Family Trust,                27,551            $0.10             $2,755.10      5/1/02-7/5/02
Douglas Nelson, Trustee             27,551            $0.10             $2,755.10      8/6/02-9/5/02
375 Falls Point Trail               27,551            $0.10             $2,755.10      7/6/02-8/5/02
Alpharetta, Georgia                 27,551            $0.10             $2,755.10      9/6/02-10/6/02
30022                               27,551            $0.10             $2,755.10      10/7/02-11/6/02
                                    27,551            $0.10             $2,755.10      11/7/02-12/7/02
                                    27,551            $0.10             $2,755.10      12/8/02-1/7/03
------------------------------------------------------------------------------------------------------
William Bosso,                      27,551            $0.10             $2,755.10      5/1/02-7/5/02
400 Hampton View Court              27,551            $0.10             $2,755.10      8/6/02-9/5/02
Alpharetta, Georgia                 27,551            $0.10             $2,755.10      7/6/02-8/5/02
30004                               27,551            $0.10             $2,755.10      9/6/02-10/6/02
                                    27,551            $0.10             $2,755.10      10/7/02-11/6/02
                                    27,551            $0.10             $2,755.10      11/7/02-12/7/02
                                    27,551            $0.10             $2,755.10      12/8/02-1/7/03
------------------------------------------------------------------------------------------------------
Rudolph Services                    27,551            $0.10             $2,755.10      5/1/02-7/5/02
Group, Inc.                         27,551            $0.10             $2,755.10      8/6/02-9/5/02
780 S. Sapadilla Avenue             27,551            $0.10             $2,755.10      7/6/02-8/5/02
Suite 406                           27,551            $0.10             $2,755.10      9/6/02-10/6/02
West Palm Beach,                    27,551            $0.10             $2,755.10      10/7/02-11/6/02
Florida 33401                       27,551            $0.10             $2,755.10      11/7/02-12/7/02
                                    27,551            $0.10             $2,755.10      12/8/02-1/7/03
------------------------------------------------------------------------------------------------------
Mario Chang                         27,551            $0.10             $2,755.10      5/1/02-7/5/02
13337 South Street                  27,551            $0.10             $2,755.10      8/6/02-9/5/02
Suite 188                           27,551            $0.10             $2,755.10      7/6/02-8/5/02
Cerritos, California                27,551            $0.10             $2,755.10      9/6/02-10/6/02
90703-7300                          27,551            $0.10             $2,755.10      10/7/02-11/6/02
                                    27,551            $0.10             $2,755.10      11/7/02-12/7/02
                                    27,551            $0.10             $2,755.10      12/8/02-1/7/03
------------------------------------------------------------------------------------------------------

          Exhibit 99.2


                            ESCROW AGREEMENT

     THIS ESCROW AGREEMENT ("Escrow Agreement") is entered into as of the 6th day of March, 2002 by and between Joel Arberman (the "Stockholder"); and the persons whose signatures appear on the Counterpart Signature Pages of this Escrow Agreement (the "Optionees", and each of those persons individually, an "Optionee"); and David M. Bovi, P.A. (the "Exchange Agent"); all in connection with that certain Stock Option Agreement, between the Stockholder and the Optionees, of even date hereof ("Stock Option Agreement").

                              WITNESSETH:

     WHEREAS, subject to the terms and conditions of the Stock Option Agreement, on the "Effective Date" (as defined in the Stock Option Agreement), the Stockholder shall grant and each Optionee shall acquire, an option (the "Option" or "Options"), whereby during the exercise periods described on Schedule 1.1 attached thereto, each Optionee will be provided the opportunity to exercise such Options and purchase certain of the Stockholder's common stock of PR Specialists, Inc. ("Common Stock").

     WHEREAS, subject to the terms and conditions of the Stock Option Agreement, the Exchange Agent shall hold in escrow the stock certificates representing the Common Stock.

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.   Recitals.   The recitals above are hereby incorporated by
     ---------
reference and made a part hereof.

2.   Appointment as Exchange Agent. David M. Bovi, P.A. is
     ------------------------------
hereby appointed and it hereby agrees to serve as the Exchange Agent on the terms and conditions hereinafter set forth.

3.   Duties of Exchange Agent.  The Exchange Agent shall perform
     -------------------------
the following duties on the dates described below, as defined in the Stock Option Agreement:

     A. On the Effective Date, the Exchange Agent shall accept into its Attorney Trust Account from the Stockholder all of the stock certificates representing the Common Stock. Upon the Exchange Agent's receipt of such, the Exchange Agent shall acknowledge in writing to the Stockholder the receipt thereof and shall hold such in accordance with the terms of this Escrow Agreement.

     B. Upon the Exchange Agent's proper notification of an Optionee's exercise of an Option or Options during an applicable Exercise Period, without any further action on the part of the Optionee or the Stockholder, the Exchange Agent shall deliver to each Optionee the stock certificates representing the Common Stock, as described on Schedule 1.1 attached to the Stock Option Agreement.

     C. The parties hereto agree that each closing between each Optionee and the Stockholder shall be deemed to be a separate and distinct transaction, and that the

          Exhibit 99.2

            failure of one such closing transaction to occur between an Optionee and the Stockholder, for any reason whatsoever, shall not affect any other closing between the Stockholder and any other Optionee.

     D. Upon the expiration of the exercise period of any unexercised Option, without further action by any party, the Exchange Agent shall promptly return to the Stockholder, the stock certificates representing the shares of Common Stock, that was underlying the expired Option.

     E. Upon the performance of the duties described above, the Exchange Agent shall, without further action by any party, be released from all duties hereunder. The Exchange Agent shall have no responsibility under this Agreement except for the performance of its express duties hereunder.

4.   Reliance by Exchange Agent.  The Exchange Agent shall not
     ---------------------------
be responsible for the genuineness of any certificate or signature, and may rely exclusively upon and shall not incur any liability by acting in reliance upon any notice, affidavit, request, consent, or other instrument believed by the Exchange Agent, in good faith, to be genuine and otherwise duly authorized and properly made.

5.   Return of Escrowed Items.  In the event the Exchange Agent
     -------------------------
cannot carry out its duties as contemplated in Paragraph 3 above, the Exchange Agent shall promptly return to the Stockholder, the stock certificates representing the shares of Common Stock.

6.   Expenses.  The costs, expenses and charges of the Exchange
     ---------
Agent in performance of its duties hereunder shall be borne by the Optionees.

7.   No Additional Duties of the Exchange Agent.
     -------------------------------------------

     A. The Exchange Agent undertakes to perform such duties and only such duties as are specifically set forth in this Escrow Agreement, and no implied covenants or obligations shall be deemed a part of this Escrow Agreement. The duties of the Exchange Agent hereunder shall be entirely administrative and not discretionary. The Exchange Agent shall be obligated to act only in accordance with written instructions received by it as provided in this Escrow Agreement and it is hereby authorized to comply with any orders, judgments or decrees of any court having jurisdiction over it, and shall not have any liability as a result of its compliance with the same.

     B. In performing any of its duties hereunder, the Exchange Agent shall not incur any liability to anyone for any damages, losses or expenses, except for willful default or negligence, and it shall, accordingly, not incur any such liability with respect to any action taken or omitted in good faith upon advice of its counsel given with respect to any questions relating to the duties and responsibilities of the Exchange Agent under this Agreement.

          Exhibit 99.2

     C. If at any time a dispute shall exist as to the duties of the Exchange Agent and the terms hereof, the Exchange Agent may deposit the stock certificates representing the Common Stock with the Clerk of the Palm Beach County Court, State of Florida, and may interplead the parties hereto. Upon so depositing such stock certificates representing the Common Stock and filing its complaint in interpleader, the Exchange Agent shall be completely discharged and released from all further liability or responsibility under the terms hereof. The parties hereto, for themselves, their heirs, successors and assigns, do hereby submit themselves to the jurisdiction of said Court and do hereby appoint the Clerk of said Court as their agent for service of all process in connection with the proceedings mentioned in this paragraph.

     D. The parties hereto hereby agree to indemnify and hold harmless the Exchange Agent against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and counsel fees and disbursements, which may be imposed upon the Exchange Agent or incurred by the Exchange Agent in connection with its acceptance of appointment as Exchange Agent hereunder or the proper performance of its duties hereunder, including any litigation arising from this Agreement or involving the subject matter hereof.

     E. The Exchange Agent may rely absolutely upon the genuineness and authorization of any signature or purported signature appearing to be that of the parties hereto, as the case may be, and upon any instruction, notice, releases, receipt or other document delivered to it pursuant to this Escrow Agreement.

     F. The Exchange Agent may, as a condition to the return of the stock certificates representing the Common Stock require from the parties an acknowledgment of such return, and, upon such return, a release of the Exchange Agent from any liability arising out of the execution or performance of this Escrow Agreement.


8.   Entire Agreement.  No supplement, modification or amendment
     -----------------
of this Escrow Agreement shall be binding unless executed in writing by each of the parties hereto. No waiver of any of the provisions of this Escrow Agreement shall be deemed to constitute a waiver of any other provision hereof, whether or not similar, nor shall any such waiver constitute a waiver of any other or subsequent breach. No waiver shall be binding unless executed in writing by the party sought to be charged thereby. Any waiver shall be validly and sufficiently authorized for the purposes of this Escrow Agreement if, as to any party hereto, it is executed by the individual who executed this Escrow
Agreement on behalf of such party.

9.   Counterparts.  This Escrow Agreement may be executed in two
     -------------
or more counterparts, all of which shall be considered one and the same agreement, and this Escrow Agreement shall become a binding agreement when one or more counterparts hereof shall have been signed by each of the parties and delivered to each of the other parties hereto.

          Exhibit 99.2

10.  Governing Law.  This Escrow Agreement shall be governed by
     --------------
and construed in accordance with the laws of the State of Florida, venue Palm Beach County, without regard to its rules on conflicts of laws.

11.  Notices. Any notice, request, demand, or communication
     --------
required or permitted to be given by any provision of this Escrow Agreement shall be deemed to have been delivered, given, and received for all purposes if written and (i) if delivered personally, by facsimile, or by courier or delivery service, at the time of such delivery; or (ii) if directed by registered or certified United States mail, postage and charges prepaid, addressed to the intended recipient, at the address specified below, two business days after such delivery to the United States Postal
Service.

If to the Optionees:          At the address set forth next to their
                              name on Schedule 1.1 attached to
                              the Stock Option Agreement

If to the Stockholder:        8384 Roswell Road, Suite K
                              Atlanta, Georgia 30350

If to the Exchange Agent:     David M. Bovi, Esq.
                              David M. Bovi, P.A.
                              319 Clematis Street, Suite 812
                              West Palm Beach, Florida 33401

Any party may change the address to which notices are to be mailed by giving notice as provided herein to all other parties.


     IN WITNESS WHEREOF, the undersigned have executed this Escrow Agreement as of the day and year first above written.

ATTEST:                                 EXCHANGE AGENT:


By:___________________________          By:_________________________
                                           David M. Bovi, President
                                           David M. Bovi, P.A.


ATTEST:                                 STOCKHOLDER:


By:___________________________          _____________________________
                                        Joel Arberman




               [See Counterpart Signature Pages Attached]

          Exhibit 99.2



                        COUNTERPART SIGNATURE PAGE
                                    TO
                             ESCROW AGREEMENT
                          (the "Escrow Agreement")
                            dated March 6, 2002
                             between and among
                       Joel Arberman, the Stockholder,
                    David M. Bovi, P.A., the Escrow Agent
                                    and
                      the Optionees whose signatures
                appear on the Counterpart Signature Pages thereto
                -------------------------------------------------

     By execution of this Counterpart Signature Page and upon acknowledgment by Joel Arberman, the Stockholder, the undersigned agrees to become a party to and be bound by the terms of the Option Agreement, and the undersigned shall be deemed an "Optionee" under the Option Agreement.


[Individuals]                        [Entities]

______________________________       __________________________________

                                     By:_______________________________
Name: ________________________       Name:_____________________________
                                     Title:____________________________
Date: __________________             Date:_____________________________


                           ACKNOWLEDGMENT:
                           ---------------


     Joel Arberman, the Stockholder, and David M. Bovi, P.A., the
Exchange Agent, hereby acknowledge execution of this Counterpart
Signature Page by the above Optionee(s).

STOCKHOLDER:                           EXCHANGE AGENT:


____________________________           By:____________________________
Joel Arberman                             David M. Bovi, President
                                          David M. Bovi, P.A.

          Exhibit 99.2